Long-term investments - Schedule Of Equity Method Investments (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
Long-term bank deposits		$ 160,001	$ 35,500
Equity investments without readily determinable fair value	[1]	23,037	34,479
Financial products issued by banks		0	61,400
Equity method investments		6,145	6,231
Long-term Investments		$ 189,183	$ 137,610

[1]	In June 2025, the Group disposed two wholly-owned subsidiaries holding certain equity investments and prepayment for the long-term investment to a third party with total consideration of US$7.3 million and immaterial gain or loss.